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                                                                      Exhibit 24

                               POWER OF ATTORNEY

                      FORM S-8 REGISTRATION STATEMENT FOR
                    CAMPBELL SOUP COMPANY SAVINGS AND 401(K)
                          PLAN FOR SALARIED EMPLOYEES

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Coleman and John J. Furey, and each of them severally, until July 30, 1995, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participations in the Campbell Soup Company Savings and 401(k) Plan for Salaried Employees, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

CAMPBELL SOUP COMPANY




                Signature                                   Date
                ---------                                   ----

/S/David W. Johnson                                     May 25, 1995
- -------------------------------------
David W. Johnson
Chairman, President and Chief
Executive Officer and Director
(Principal Executive Officer and
Principal Financial Officer)

/S/Alva A. App                                          May 25, 1995
- -------------------------------------
Alva A. App
Director

/S/Robert A. Beck                                       May 25, 1995
- -------------------------------------
Robert A. Beck
Director

/S/Edmund M. Carpenter                                  May 25, 1995
- -------------------------------------
Edmund M. Carpenter
Director
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Power of Attorney (cont'd)
Form S-8 Registration Statement
Campbell Soup Company Savings
and 401(k) Plan for Salaried
Employees



/S/Bennett Dorrance                                     May 25, 1995
- -------------------------------------
Bennett Dorrance
Vice Chairman and Director

/S/John T. Dorrance, III                                May 25, 1995
- -------------------------------------
John T. Dorrance, III
Director

/S/Thomas W. Field, Jr.                                 May 25, 1995
- -------------------------------------
Thomas W. Field, Jr.
Director

/S/Philip E. Lippincott                                 May 25, 1995
- -------------------------------------
Philip E. Lippincott
Director

/S/Mary Alice Malone                                    May 25, 1995
- -------------------------------------
Mary Alice Malone
Director

                                                        May 25, 1995
- -------------------------------------
Charles H. Mott
Director

/S/Ralph A. Pfeiffer, Jr.                               May 25, 1995
- -------------------------------------
Ralph A. Pfeiffer, Jr.
Director

/S/Donald M. Stewart                                    May 25, 1995
- -------------------------------------
Donald M. Stewart
Director

/S/George Strawbridge, Jr                               May 25, 1995
- -------------------------------------
George Strawbridge, Jr.
Director

/S/Robert J. Vlasic                                     May 25, 1995
- -------------------------------------
Robert J. Vlasic
Director

/S/Charlotte C. Weber                                   May 25, 1995
- -------------------------------------
Charlotte C. Weber
Director



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                            CAMPBELL SOUP COMPANY


                                CERTIFICATION


         I, the undersigned Corporate Secretary of Campbell Soup Company, a New Jersey corporation, certify that the attached document, entitled

                      "FORM S-8 REGISTRATION STATEMENT"

is a true copy of a resolution adopted by the Board of Directors of Campbell Soup Company on May 25, 1995, at a meeting throughout which a quorum was present, and that the same is still in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Campbell Soup Company this 26th day of May, 1995.



                                         /s/ John J. Furey
                                         -----------------
                                         John J. Furey
                                         Corporate Secretary
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                            CAMPBELL SOUP COMPANY

                        Board of Directors Resolution

                                 May 25, 1995


                             *        *        *

                       FORM S-8 REGISTRATION STATEMENT

         RESOLVED, that the Form S-8 Registration Statement relating to Campbell Soup Company Savings and 401(k) Plan for Salaried Employees is approved in the form presented to this meeting.

         FURTHER RESOLVED, that the Chairman, President, Chief Executive Officer and the Vice President - Controller of Campbell Soup Company are authorized to execute the Form S-8 approved by this resolution and to cause such Form S-8 to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with such modifications as may be required by the Commission or as may be desirable in the opinion of such officers.

         FURTHER RESOLVED, that each of the directors and the Chairman, President and Chief Executive Officer of Campbell Soup Company are each hereby authorized to execute in their respective capacities, a power of attorney in favor of John M. Coleman and John J. Furey, and each of them severally, designating such persons as the true power and authority to execute and to cause to be filed with the Securities and Exchange Commission the Form S-8 with all exhibits and other documents in connection therewith as such attorneys-in-fact, or either one of them, may deem necessary or desirable; and to do and perform each and every act and thing necessary or desirable to be done in and about the premises as fully to all intents and purposes as such officers and directors could do themselves.